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                                                                  EXHIBIT 10.14

                                 PROMISSORY NOTE

$650,000.00                                                Louisville, Kentucky
                                                                  April 3, 1998

         FOR VALUE RECEIVED, the undersigned, HIGH SPEED ACCESS NETWORK, INC., a Delaware corporation ("Borrower"), having an address of 3800 Lark Bunting Lane, Littleton, Colorado 80127, hereby promises and agrees to pay to GANS MULTIMEDIA PARTNERSHIP, a Pennsylvania general partnership ("Lender") having an address of 217 East 9th Street, Hazelton, Pennsylvania 18201, the aggregate principal sum of SIX HUNDRED FIFTY THOUSAND DOLLARS ($650,000.00), together with interest thereon as hereinafter provided, in lawful money of the United States of America, in the manner set forth herein, on or before April 2, 2001 (the "Maturity Date").

         Principal of this Note together with any and all accrued and unpaid interest and all other sums due and owing under this Note shall be due and payable as follows: One Hundred Fifty Thousand Dollars ($150,000) of the principal of this Note shall be due and payable on December 31, 1998; the remaining principal balance of this Note and all accrued interest thereon shall be due and payable on the Maturity Date.

         The unpaid principal balance of this Note will accrue interest at a rate per annum equal to 7%. All interest on this Note shall be computed daily on the basis of the actual number of days elapsed over a year assumed to consist of three hundred sixty (360) days. All accrued and unpaid interest on the principal of this Note shall be payable on the Maturity Date.

         Principal of this Note may be repaid in whole or in part without penalty or premium at any time prior to maturity; provided, however, that Borrower shall not be entitled to reborrow any amounts so prepaid. All prepayments shall be applied to the indebtedness owing hereunder in such order and manner as Lender may from time to time determine in its sole discretion.

         All payments of principal and interest and any other sums due under this Note shall be made in immediately available funds to Lender at the address first set forth above for the Lender in this Note or to such other person or at such other address as may be designated in writing by the holder of this Note. Unless otherwise agreed to, in writing, or otherwise required by applicable law, payments will be applied among principal, interest, late charges, collection costs and other charges at the discretion of Borrower.

         To secure the indebtedness and undertakings and other obligations of the Borrower evidenced by or established pursuant to this Note, Borrower, under the terms of an Assignment and Security Agreement dated of even date herewith ("Security Agreement"), hereby pledges, assigns, transfers, and grants to Lender a continuing security interest in all property described in Exhibit A attached to and made a part hereof together with all instruments, documents, securities, cash, property, and the proceeds of any of the foregoing, owned by Borrower or in which Borrower has an interest.

         The occurrence of any one or more of the following shall constitute a default under this Note: (a) if principal or interest under this Note is not paid as and when due, or within ten (10) days thereafter; (b) the failure to pay or perform any obligations, liabilities or indebtedness of Borrower to Lender;
(c) the Borrower shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other federal, state or foreign


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bankruptcy, insolvency, receivership, liquidation or similar law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, in any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing; or (d) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking
(i) relief in respect of the Borrower, or of a substantial part of the property or assets of the Borrower, under Title 11 of the United States Code or any other federal, state, or foreign bankruptcy, insolvency, receivership, liquidation or similar law or (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official of the Maker or of a substantial part of the property or assets of the Borrower; and any such proceeding or petition shall continue undismissed for sixty (60) consecutive days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for sixty (60) consecutive days. Whenever there is a default under this Note the entire principal balance of and all accrued interest on this Note shall, at the option of Lender, become forthwith due and payable, without presentment, notice, protest or demand of any kind (all of which are expressly waived by Borrower).

         Failure of the holder of this Note to exercise any of its rights and remedies shall not constitute a waiver of the right to exercise the same at that or any other time. All rights and remedies of the holder for default under this Note shall be cumulative to the greatest extent permitted by law. Time shall be of the essence in the payment of all interest and principal on this Note and the performance of Borrower's other obligations under this Note.

         If there is any default under this Note, and this Note is placed in the hands of an attorney for collection or is collected through any court, including any bankruptcy court, Borrower promises to pay to the holder hereof its reasonable attorneys' fees and court costs incurred in collecting or attempting to collect or securing or attempting to secure this Note or enforcing the holder's rights in any collateral securing this Note, provided the same is legally allowed by the laws of the State of Kentucky.

         If any provision, or portion thereof, of this Note, or the application thereof to any persons or circumstances shall to any extent be invalid or unenforceable, the remainder of this Note, or the application of such provision, or portion thereof, to any other person or circumstances shall not be affected thereby, and each provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

         This Note, including matters of construction, validity and performance, and the obligations arising hereunder, shall be construed in accordance with and otherwise governed in all respects by the laws of the State of Kentucky applicable to contracts made and performed in such state and any applicable law of the United States of America.

         Borrower and any other party who may become primarily or secondarily liable for any of the obligations of Borrower hereunder hereby jointly and severally waive presentment, demand, notice of dishonor, protest, notice of protest, and diligence in collection, and further waive all exemptions to which they may now or hereafter be entitled under the laws of this or any other state or of the

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United States, and further agree that the holder of this Note shall have the right without notice, to deal in any way, at any time, with Borrower, or any guarantor of this Note or with any other party who may become primarily or secondarily liable for, or pledge any collateral as security for, any of the obligations of Borrower under this Note and to grant any extension of time for payment of this Note or any other indulgence or forbearance whatsoever, and may release any security for the payment of this Note and/or modify the terms of the Security Agreement and any other document securing or pertaining to this Note, without in any way affecting the liability of Borrower, or such other party who may pledge any collateral as security for, or become primarily or secondarily liable for, the obligations of Borrower hereunder and without waiving any rights the holder may have hereunder or by virtue of the laws of this state or any other state of the Unites States.

         Until October __, 1999, upon any liquidation, dissolution or winding up of Borrower, the obligations under this Note, but not Lender's rights under the Security Agreement, shall be subordinate to the obligations of Borrower to the holders of Preferred Shares of Borrower as authorized by Borrower's Amended and Restated Articles of Incorporation on the date hereof. Any merger or consolidation of Borrower with or into any other corporation or entity or sale of all or substantially all the assets of Borrower shall be deemed to be a liquidation, dissolution or winding up of Borrower, except for a merger or consolidation or sale of all or substantially all the assets of Borrower in which the shareholders of Borrower immediately prior thereto shall, immediately thereafter, hold as a group the right to cast at least a majority of the votes of all holders of voting securities of the resulting or surviving corporation or entity on any matter on which any such holders of voting securities shall be entitled to vote. On and after October __, 1999, the obligations under this Note shall rank pari passu with the obligations of Borrower to the holders of Preferred Shares of Borrower as authorized by Borrower's Amended and Restated Articles of Incorporation on the date hereof.

         This Note evidences all indebtedness and obligations of Borrower to Lender. This Note constitutes the entire agreement between Borrower and Lender with respect to the subject matter hereof and supersedes any and all other instruments or other documents evidencing the indebtedness which is the subject matter hereof, however evidenced.

         WITNESS the signature of the Borrower as of the ____ day of ___________, 1998.

                                      "Borrower"


                                      HIGH SPEED ACCESS NETWORK, INC.


                                      By: /s/ Ronnie W. Pitcock
                                         ________________________________
                                                  (signature)

                                      Name:     Ronnie W. Pitcock
                                           ______________________________
                                                (type or print)

                                      Title:        President
                                            _____________________________


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